UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2012

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Cohu, Inc. (the "Company") Annual Meeting of Stockholders (the "Annual Meeting") held on May 9, 2012, the Company’s stockholders also approved amendments to the Cohu, Inc. 2005 Equity Incentive Plan (the "2005 Plan"). The amendments increased the number of shares of the Company’s common stock issuable under the 2005 Plan by 1,400,000 shares and the number of shares which may be issued pursuant to restricted stock and performance awards under the 2005 Plan by 1,000,000.

A copy of the amended Cohu Inc. 2005 Equity Incentive Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 9, 2012. The matters voted on and the results of the vote were as follows.

Submission of Matters to a Vote of Security Holders:

(1) Election of Directors:

Harry L. Casari was elected as a director of the Company. The results of the vote were as follows:

Votes For – 16,216,949; Votes Withheld – 2,328,700; Broker Non-Votes – 3,197,494

Harold Harrigian was elected as a director of the Company. The results of the vote were as follows:

Votes For – 16,195,242; Votes Withheld – 2,350,407; Broker Non-Votes – 3,197,494

The remaining directors continuing in office until 2013 are Steven J. Bilodeau and James A. Donahue and until 2014 are William E. Bendush and Robert L. Ciardella.

(2) The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 17,652,921; Votes Against – 439,410; Abstentions – 453,318; Broker Non-Votes – 3,197,494

(3) The amendments to the Cohu, Inc. 2005 Equity Incentive Plan were approved. The results were as follows:

Votes For – 14,633,052; Votes Against – 3,515,749; Abstentions – 396,848; Broker Non-Votes – 3,197,494

(4) The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 29, 2012 was approved. The results were as follows:

Votes For – 19,918,252; Votes Against – 1,808,702; Abstentions – 16,189; Broker Non-Votes – 0

Other presentation material from the Annual Meeting is available at www.cohu.com/investors/presentations.htm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 9, 2012	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Cohu, Inc. 2005 Equity Incentive Plan